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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: July 24, 2002

REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	1-13318 (Commission File Number)	33-0580106 (I.R.S. Employer Identification No.)

220 West Crest Street, Escondido, California 92025
(Address of Principal Executive Offices) (Zip Code)

(760) 741-2111
(Registrant's telephone number, including area code)

None
Former name or former address, if changed since last report

Item 5.    Other Events.

        Realty Income Corporation (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of 1,550,000 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), pursuant to the Company's shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), filed with the Securities and Exchange Commission (the "Commission") on June 16, 1999 (File No. 333-80821), as amended by Amendment No. 1 filed with the Commission on July 13, 1999 (as so amended, the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this form is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

Item 7.    Exhibits.

1.1	Purchase Agreement, dated July 19, 2002, by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc. and Wachovia Securities, Inc. and the Company.
8.1	Opinion of Latham & Watkins.
23.1	Consent of Latham & Watkins (contained in the opinion filed as Exhibit 8.1 hereto).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2002	REALTY INCOME CORPORATION
	By:	/s/ MICHAEL R. PFEIFFER Name: Michael R. Pfeiffer, Esq. Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated July 19, 2002, by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc. and Wachovia Securities, Inc. and the Company.
8.1	Opinion of Latham & Watkins.
23.1	Consent of Latham & Watkins (contained in the opinion filed as Exhibit 8.1 hereto).

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SIGNATURE
EXHIBIT INDEX